Exhibit 10.26

(English Translation)

INDUSTRIAL AND COMMERCIAL BANK OF CHINA

LOAN AGREEMENT FOR REAL ESTATE INDUSTRY

Borrower (Party A): Qingdao Xudong Real Estate Development Co., Ltd.

Lender (Party B) : Industrial and Commercial Bank of China, Qingdao Chengyang Branch

No.1 Guaranty and Statement of Party A
No.2 The Type of Loan
No.3 The Purpose of Loan
No.4 Sum and Deadline of Loan
No.5 Interest Rate of Loan and Account of Interest
No.6 Drawing Condition
No.7 Arrangement of withdrawing
No.8 Repayment and the Origin of the Repayment
No.9 The Guaranty
No.10 The Right and Obligation of both Parties
No.11 Default Responsibility
No.12 Termination, Modification, Renew and Discharge of the Contract
No.13 The Settlement of Dispute
No.14 Other items
No.15 Miscellaneous

Party A applies the loan from Party B in the need of the items 3.1 of this contract. Party B agrees to provide the loan to Party A. According to the provision of the Contract Law, The Guaranty Law and Trade rule and other relational laws and regulations, in order to make sure of the rights and the obligations of both parties, hereby the both parties sign this contract on agreement.

No.1 Guaranty and Statement of Party A

1.1. Party A must be set up legally, have a legal entity and have rights to perform this contract legally.

1.2. The proposed contribution of the loan of this contract has been passed by local government.

1.3. The different financial reports and data of application, examination and management of the contribution loan provided should be truthful, accurate and complete.

No.2 The Kind of loan

2.1. The loan of this contract belongs to the 2.1.1 of the following items.

2.1.1. Loan for commercial housing development

2.1.2. Loan for student apartment

2.1.3. Short loan for property development

2.1.4. _________________________________________________

No.3 The Purpose of Loan

3.1. The purpose of loan of this contract is: the construction of phase one of Dongli Garden project

Name of the project: Phase One of Dongli Garden Project
Address of the project: 21 Jiushui East Road, Licang District
Area of the project is 208,000 square meters

3.2. Party A should not change the purpose of the loan without the written agreement of Party B.

No.4 Sum and Deadline of Loan

4.1. The amount of the loan of this contract is RMB 200 million.

4.2. The term of this loan is 36 months, from May 28, 2007 to May 27, 2010.

No.5 Interest Rate of Loan and Account of Interest

5.1. The loan of the contract is counted as daily rate from the drawing date under the real number of the days, counted as monthly (monthly / quarterly), settlement date for interest is the 20th day of each month. If the settlement date for interest falls into a non-business day of bank, the settlement date will be the next business day. If the loan becomes due, the interest will be paid off with the principal.

5.2. The interest rate of the contract follows the way of 5.22 of the following items.

5.2.1. The annual interest rate is the fixed rate of________ %, and does not change in contract period.

5.2.2. The loan interest rate goes up (up or down) 10% on the basis of the Reference rate of the People`s Bank of China. And the interest rate of the contract changes with the periods, and the period lasts quarter (year / half year / quarter / month). The given date of the first period is the effective date of the contract. Party B makes sure the interest rate of the first period according to the reference interest rate of the People`s Bank of China and promissory range of both parties, annual interest rate is 7.425%. The corresponding date of the effective dates of the second period and the following periods of the contract should be made sure by Party B the interest rate of the second period according to the reference interest rate of the People`s Bank of China and promissory range of both parties by Party B. If there is no corresponding day for borrowing, the last day of this month is the corresponding day for loan.

Drawing for times: no matter how many times to draw the loan, the interest rate perform as the current period interest rate of the effective date or the corresponding date of the contract, and change in the corresponding date of the next effective date at one time

The corresponding date of the effective date of the contract refers to the date in which the loan contract effective date has reached a period. For example, the effective date of the contract is May 9th, if the period is one month, the corresponding date of the second section is June 9th; if the period is a quarter, the corresponding date of the second section is August 9th; if the period is half year, the corresponding date of the second section is November 9th; if the period is one month, the corresponding date of the second section is May 9th of the second year. The rest can be done in the same manner.

5.2.3. Other ways  ______________________________________________________

____________________________________________________________________

____________________________________________________________________

Party B should inform the Party in written way in 30 days while the interest rate changes. But it does not affect the performance whatever the notice has arrived.

5.3. If the People`s Bank of China change the interest rate or the definite way of the interest rate, the way follows the relational regulations of the People`s Bank of China.

No.6 Drawing Condition

6.1 Party A must satisfy the conditions below every time they withdraw funds:

6.1.1 This contract corresponding to the warrant one takes effect according to law.

6.1.2 The capital in this contract or other financing must prepare well in due time and proportionate well.

6.1.3 You should make self-finance with cost spending.

6.1.4 You should finish the project according to schedule.

6.1.5 The loan for exploiting commercial residential building and student department must supervise according to rules of construction work.

6.1.6 You must transact withdrawal Procedures according to rules of contract.

6.1.7 There is no event of default according to the contract.

6.1.8 You should offer written document on how to use the fund(such as demonstrating on Management Company , record on construction corps , relevant fund notice , credit contract )every time you withdraw the loan.

6.1.9 You have offered some other materials on how to apply for loan according to the requirement of Party B.

No.7 Arrangement of withdrawing

7.1. The way to withdraw the loan of this contract follows the 7.1.2 of the following items.

7.1.1. Party A withdraws the loan once in_______ year________month _______day, and transfer the full amount of loan to an account set up by Party B.

7.1.2. Party A withdraws the loan in times and arranges the details sums and dates as follows:

7.1.2.1.    2007     year    May     month      29    day, sum(capital)     RMB 50 million (digits) ______________yuan.
7.1.2.2. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.
7.1.2.3. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.
7.1.2.4. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.
7.1.2.5. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.

7.1.3. Other ways:
______________________________________________________
______________________________________________________
______________________________________________________
______________________________________________________
______________________________________________________

7.2. Party A should draw the loan under the item 7.1 of this contract. If there are some special reason, Party A should supply the written application and be advanced or postponed days to draw the loan on the basis of the written agreement of Party B.

7.3. The detailed dates of drawing and repaying are based on the specific date of the promissory note signed by both partied. The promissory note or loan voucher is the indivisible part of the contract, where there is any inconsistency between the promissory note or loan voucher and the contract except the dates, the latter shall prevail.

No.8 Repayment and the Origin of the Repayment

8.1. The loan and interest of the contract which Party A repays comes from the following items but no limit: 8.1.1. Operational income 8.1.2. Funds of sell and rent 8.1.3. Other funds 8.1.4.

8.2. Wherever there is any other agreement of the origin of the repayment of Party A, it cannot affect the repayment obligations of the contract of Party A. Whatever it happens, Party A should not use the item 8.1 to refuse the repayment obligations of the contract.

8.3. Party A should pay enough interest quarterly (or monthly) according to the contract, and repay the loan as of the following items.

8.3.1. The party A should pay all the loan by May 27, 2010.

8.3.2. Repaying for time, the details sums and dates as follows:

8.3.2.1. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.
8.3.2.2. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.
8.3.2.3. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.
8.3.2.4. _______year _______month _____day, sum(capital) _____________ (digits) ______________yuan.
8.3.2.5. _______year _______month _____day, sum(capital)  _____________ (digits) ______________yuan.

8.3.3. Other ways:

______________________________________________________
______________________________________________________
______________________________________________________
______________________________________________________
______________________________________________________

8.4. Party A should get the loan or interest that should be paid in the period ready in the account opened by Party B before the appointed day for repaying the loan or interest, and hand the rights to Party B to transfer the loan and interest in the appointed day from the account of Party A or the new account opened by Party A with Party B.

8.5. Party A should ask the permission of Party B for repayment in advance, and make up for prospective profit and other expenses of Party B. And the amount follows the item 8.3.2 to get up or down.

8.6. Party A agrees to repay the loan and interest in advance or firstly with the sale of the project under the requires of Party B in case of the account which Party A opened in Party B for selling the commercial housing.

No.9 The Guaranty

9.1. The guaranty way of the loan of this contract is Pledge.

9.2. Party A has the obligations to actively help the party B to sign the guaranty contract of which the number is 2007 Yangcheng D -No.034, 2007 Yangcheng B-No.034 with the guarantor.

9.3. If the guaranty of this contract has some changes which makes against the creditor's rights of Party B, through the notice given by Party B, Party A should provide other effective guaranty which is agreed with by Party B according to the rules.

No.10 The Right and Obligation of both Parties

10.1 The right and obligation of Party A

10.1.1 You should withdraw and use the loan according to the rules of this contract and the usage of loan.

10.1.2 You should open a specialized loan fund, and also put forward a written schedule about how to use the loan to Party B every time they use specialized loan fund, with a consent to Party B you can payoff.

10.1.3 You should accept investigation from Party B about the situation of loan, also you should know and supervise from Party B. You should offer tempo of the project, project sales, rent with the operation, loan fund and repaid fund on a regular basis (by month/quarter)

10.1.4 You should positively coordinate with Party B to inspect, recognize and supervise the situations of project and financial. You should supply provide with Income statement, balance sheet or other materials every term according to Party B.

10.1.5 Please inform that Party B should participate in calculating, budget, auditing, going through public bidding for construction projects and final acceptance of construction an d other things.

10.1.6 Do pay off Loan principal and interest according to the contract.

10.1.7 You should undertake the expenses such as the expenses of justice, appraisal, estimate, registering and so on.

10.1.8 You should sign off the letters and files which Party B has sent off in 3 days and pack off the Confirmations.

10.1.9 If you do the actions as lease, reform enterprise through stock system, Consortium, merge, acquire, discrete, Acquisition or Changes in Ownership, property transfer or other may affect equity of Party B, you must inform Party B 30 days in advance, and also get the agreement of Party B unless you mustn’t do such kind of things before tendering all the loan.

10.1.10 You should inform Party B at least 7 days in written forms if you change of residence, mail address, line of business, legal representative and business registration.

10.1.11 If you happens to some unsafe actions under normal operating cycl, and this may cause bad affects including significant economic disputes, bankrupt, deteriorating of financial report, you should immediately inform Party B.

10.1.12 If you happens to such kind of things as out of business, dismissing, suspending business for rectification, revoking license, you must inform Party B at least 5days in advance and also promise to return capital and interest.

10.1.13 You should entrust home-buyers of Party B to mortgage loan.

10.1.14 You should disclose related party relationship promptly, full range and exactly. If Party A does not fulfill an obligation or they may cause some bad affects to Party B, Party B have right to take measures according to this contract and laws:

(1) The finance degenerates related party relationship of Party A

(2)Party A or its related party relationship have been investigated and severely according to law by Judicial System, Registration authorities and the industry and commerce administration authorities.

(3) Party A has changed the relationship with its related party.

(4) Party A touch upon other problems such as economic dispute cases, lawsuit, arbitration.

(5) The key manage personnel or investor of Party A have been changed or commit a crime and illegal restriction of personal freedom by judicial system.

(6) Related party relationship of Party A may cause bad affects about other kinds. According to < Global GAAP-tariff west relationship and its transactions punishment>

Related party refers to:

(1) Party A controls other enterprise, business of Party and under the control of Party A directly or indirectly.
(2) Joint venture of Party A
(3) Joint management of Party A
(4)The key investor, management personnel or its closeness families
(5) The key investor, management personnel or its closeness families and on the control of other enterprise.

Other words in this article with < Global GAAP-tariff west relationship and its transactions punishment>has the same meaning and words.

10.2 The right and obligation of Party B

10.2.1 Party B is required to offer Finance report which has been audited by accounting firm and all the relevant information.

10.2.2 Party B have the right to withdraw capital of loan, interest, compound interest, fine and other payment which Party A should paid according to the contract and law.

10.2.3 If Party A escape supervising .default loan capital and interest or other noncompliance , Party B have the right for loan sanction and notify the relevant government or get paid with News Media.

10.2.4 You should offer loan to Party A according to contract on schedule (except for mistakes by Party A)

10.2.5 You should kept absolutely secret about debt, financial, production, operation which Party A has offered (except for some other requirement prescribe by law)

No.11 Default Responsibility

11.1. While the contract becomes effective, the both parties should perform the obligation of this contract. Any party who does not perform or absolutely perform the obligation of this contract should bear the default responsibility legally.

11.2. If Party A does not get the loan as the 7.1. item of this contract, Party B should charge the liquidated for delaying based on daily interest rate of the contract.

11.3. If Party A does not provide the loan as the 7.1. item of this contract, Party B should pay the liquidated for delaying based on daily interest rate of the contract.

11.4. If Party A does not repay the capital or interest on the time limit of this contract, Party B has rights to set a time limit for getting paid off. And Party A gives the rights to Party B to charge the fund from the account opened by Party A in the Industrial and Commercial Bank of China and all the branches for the debt of this contract. And Party B may charge penalty interest equal to an additional 50% from the overdue day and charge the compound interest equal to an additional 50% for the interest which is not paid.

If the fund is foreign exchange, it is counted according to the exchange rate of the day.

11.5. If Party A does not use the loan in the way of the agreement of this contract, the Party has rights to stop providing the loan or carry the lending loan back in advance or discharge the contract. And Party B may charge penalty interest equal to an additional 100% from the overdue day and charge the compound interest equal to an additional 100% for the interest which is not paid.

11.6. If both 11.4. item and 11.5. item happened to Party A, Party B should punish the Party for the serious one instead together.

11.7. If any following items happen to Party A, Party A should correct or take remedy actions allowed by Party B in 7 days after receiving the notice from Party B, Otherwise Party B has rights to stop providing the loan or carry all or part of the loan back in advance. Party B should charge the liquidated damages based on daily interest rate of the contract for the part which can not recover.

11.7.1. Supply the false or fact-hiding balance sheet, income statement or financial information to Party B.

11.7.2. Refuse to accepting or cooperation the supervision of Party B to the information about debt, business and financial activities.

11.7.3. Transfer important parts of property without the agreement of Party B.

11.7.4. Parts or all of the property are possessed by other creditors or taken over by appointed client or receiver or the property gets detained or frozen.

11.7.5. Contracting, renting, rebuilding for joint-stock, joint operation, consolidation, merger, joint venture, spin-offs, capital reduction, ownership alteration, important property transfer and any other actions which can affect the rights of Party B to come true or threaten the creditor`s rights without the agreement of Party B.

11.7.6. Happens to change the address, current address, business range, legal person and other business registration or make an important external investment which has seriously influence or threat for creditor`s rights of Party B.

11.7.7. Concerning the significant economic dispute or financial condition worsens which has seriously influence or threat for creditor’s rights of Party B.

11.7.8. Any other ways which has seriously influence or threat for creditor’s rights of Party B.

No.12 Termination, Modification, Renew and Discharge of the Contract

12.1. The contract becomes effective after it is signed or stamped. If there is the guaranty, the contract becomes effective after the guaranty has been effective. And it will continue till the loan, interest, double interest, punishment interest, liquidated damages and other expenses have been paid off.

12.2. If one of the following items happens, Party B has rights to discharge the contract and require Party A to repay the loan and interest and to compensate for loss in advance.

12.2.1. It that closing, dissolution, shutting up for rectification, removing or cancelling the license happens to Party A.

12.2.2. The guaranty of the contract happens to change which has detrimental effect on the property of Party B, and Party A fails to supply other guaranty to Party B.

12.2.3. Party A fails to repay the loan or the interest on time, or does not use the loan on the promissory way, and other serious default actions.

12.3. If Party A asks for extension of the contract, Party A should supply the written application and the written statement of the continuous guaranty of the guarantor to Party B 30 days in advance. The loan of this contract gets extension under the agreement of Party B after the extension agreement signed. This contract keeps effective until the extension agreement signed.

12.4. If the contract becomes effective, any party should not alter or discharge the contract in advance except for the items of this contract. It the contract must be discharged or altered, the both parties should make the written agreement under the unanimity through consultation. This contract keeps effective until the written agreement signed.

No.13 The Settlement of Dispute

13.1. If there is dispute during the period of the performance of the contract, the both sides could make the settlement through consultation or according to 13.1.2 of the following way:

13.1.1. Hand in according the arbitration rules to progress the arbitration.

13.1.2. Is subject to the jurisdiction of the people’s court where the lender is located.

No.14 Other items

14.1. _____________________________________________________________
_________________________________________________________________

14.2. _____________________________________________________________
_________________________________________________________________

14.3. _____________________________________________________________
_________________________________________________________________

14.4. _____________________________________________________________
_________________________________________________________________

14.5. _____________________________________________________________
_________________________________________________________________

14.6. _____________________________________________________________
_________________________________________________________________

No.15 Accessional Items

15.1. The Accessories of this contract is the indivisible part of the contract, share the same force and effect with the text.

15.2. If any date of drawing or repayment is the non-working day of the bank in the performance period of the contract, it should be delayed to the next working day.

Party A: Qingdao Xudong Real Estate Development Co., Ltd.
(Seal)

Date: May 28, 2007

Party B: Industrial and Commercial Bank of China, Qingdao Chengyang Branch
(Seal)

Date: May 28, 2007